UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): January 9, 2018

WHEELER REAL ESTATE INVESTMENT TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35713	45-2681082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2529 Virginia Beach Blvd., Suite 200
Virginia Beach, VA 23452
Registrant’s telephone number, including area code: (757) 627-9088

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
Unless otherwise stated, or the context otherwise requires, references in this Current Report on Form 8-K to the “Company,” “we,” “us,” “our” and similar terms refer to Wheeler Real Estate Investment Trust, Inc., a Maryland corporation, and its subsidiaries, and references in this Current Report on Form 8-K to the “Operating Partnership” refer to Wheeler REIT, L.P., a Virginia limited partnership for which the Company is the sole general partner.
JANAF Acquisition
On November 3, 2016, WHLR-JANAF, LLC, a Delaware limited liability company (the "Buyer") and a wholly-owned subsidiary of Wheeler REIT, L.P., a Virginia limited partnership (the "Operating Partnership"), of which Wheeler Real Estate Investment Trust, Inc. (the "Company") is the sole general partner, entered into a purchase and sale agreement (as amended, the “Purchase Agreement”) with JANAF Shopping Center, LLC, a Delaware limited liability company (“JSC”), JANAF Shops, LLC, a Virginia limited liability company (“Shops”), JANAF HQ, LLC, a Virginia limited liability company (“JHQ”), and JANAF Crossings, LLC, a Virginia limited liability company (“Crossings” and, collectively with JSC, Shops and JHQ, the “Sellers”). Pursuant to the Purchase Agreement, the Buyer will acquire a retail shopping center known as JANAF (the “Property”) located in Norfolk, Virginia. Pursuant to the Purchase Agreement, the consideration to be paid for the acquisition of the Property is approximately $85.65 million, including the assumption of approximately $58.4 million of mortgage loans secured by the Property. The primary loan that the Buyer is assuming has a $53.3 million balance, bears interest at a rate of 4.49%, matures in July 2023 and is pre-payable 90 days prior to its maturity. The Buyer will also assume a separate loan with a $5.1 million balance that bears interest at a rate of 4.95%, matures in January 2026 and is pre-payable six months prior to its maturity.
Pursuant to the Purchase Agreement, the acquisition of the Property will be completed upon the successful completion of a capital raising transaction, assumption of the mortgage loans secured by the Property and satisfaction of other customary closing conditions. There can be no assurance that any closing condition of the acquisition of the Property will be satisfied or waived, if permitted, or that there will not be events, developments or changes that can cause the closing not to occur. Therefore, there can be no assurance with respect to whether the acquisition of the Property will be completed on the currently contemplated terms, other terms or at all.
No director, officer or affiliate of the Company is affiliated with any of the Sellers.
The foregoing description of the Purchase Agreement and the acquisition of the Property does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, which is substantially in the form of the Purchase Agreement attached hereto as Exhibit 2.1 and the terms of which are incorporated herein by reference.
Forward-Looking Statements
Certain statements contained in this Current Report on Form 8-K constitute forward-looking statements within the meaning of the safe harbor from civil liability provided for such statements by the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such statements include, in particular, statements about our plans, prospects, the pending acquisition and funding of the acquisition. Additionally, such statements are subject to certain risks and uncertainties, as well as known and unknown risks, which could cause actual results to differ materially and in adverse ways from those projected or anticipated. Therefore, such statements are not intended to be a guarantee of our performance in future periods. Forward-looking statements are generally identifiable by the use of such terms as “expect,” “project,” “may,” “should,” “could,” “would,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “continue,” “opinion,” “predict,” “potential,” “pro forma” or the negative of such terms and other comparable terminology. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. We cannot guarantee the accuracy of any such forward-looking statements contained in this Current Report on Form 8-K, and we do not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.
Any such forward-looking statements reflect our current views about future events, are subject to unknown risks, uncertainties and other factors, and are based on a number of assumptions involving judgments with respect to, among other things, future economic, competitive and market conditions, all of which are difficult or impossible to predict accurately. To the extent that our assumptions differ from actual results, our ability to meet such forward-looking statements may be significantly hindered. The following factors, as well as any cautionary language in this Current Report on Form 8-K, provide examples of certain risks, uncertainties and events that could cause actual events or results to differ materially from those presented in our forward-looking statements:

•	our ability to consummate the acquisition of the Property;

•	our ability to effectively deploy net proceeds of offerings of securities;

•	our ability to effectively integrate the Property into our portfolio;

•	changes in economic conditions affecting the retail shopping property sector, the commercial real estate market and the credit market;

•	competition for acquisition of retail shopping centers and other facilities that serve the retail shopping industry;

•	economic fluctuations in certain states in which our property investments are geographically concentrated;

•	retention of our senior management team;

•	financial stability and solvency of our tenants;

•	supply and demand for operating properties in the market areas in which we operate;

•	our ability to acquire real properties and to successfully operate those properties once acquired;

•	changes in property taxes;

•	legislative and regulatory changes, including changes to laws governing the taxation of real estate investment trusts (“REITs”) and changes to laws governing the retail shopping industry;

•	changes in interest rates;

•	the availability of capital and financing;

•	restrictive covenants in our existing credit facilities;

•	changes in our credit ratings;

•	our ability to remain qualified as a REIT;

•	changes in accounting principles generally accepted in the United States of America or policies and guidelines applicable to REITs; and

•
other risks and uncertainties set forth from time to time in our filings with the Securities and Exchange Commission (the “SEC”), including those set forth in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2017, June 30, 2017 and September 30, 2017 under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Forward-looking statements express expectations of future events. All forward-looking statements are inherently uncertain as they are based on various expectations and assumptions concerning future events, and they are subject to numerous known and unknown risks and uncertainties that could cause actual events or results to differ materially from those projected. Due to these inherent uncertainties, you are urged not to place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date made. In addition, we undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to projections over time, except as required by law.
These risks and uncertainties should be considered in evaluating forward-looking statements, and undue reliance should not be placed on such statements. Additional information concerning us and our business, including additional factors that could materially affect our financial results, is included herein and in our other filings with the SEC.
ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.
The information set forth above in “Item 1.01 - Entry into a Material Definitive Agreement” is incorporated herein by reference.
ITEM 7.01 REGULATION FD DISCLOSURE.
On January 9, 2018, the Company issued a press release announcing the agreement to acquire the Property. A copy of the Company’s press release is furnished as Exhibit 99.3 and is incorporated herein by reference.
On January 9, 2018, the Company issued a press release announcing a proposed public offering of the Company’s Series D Cumulative Convertible Preferred Stock. A copy of the Company’s press release is furnished as Exhibit 99.4 and is incorporated herein by reference.

The information disclosed under this Item 7.01, including Exhibits 99.3 and 99.4 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act and shall not be deemed incorporated by reference into any filing under the Securities Act, except as expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of businesses acquired. *
Report of Independent Auditor.

Statements of Revenues and Certain Operating Expenses for the Nine Months Ended September 30, 2017 (Unaudited) and the Year Ended December 31, 2016.

Notes to Statements of Revenues and Certain Operating Expenses for the Nine Months Ended September 30, 2017 (Unaudited) and the Year Ended December 31, 2016.

(b)	Pro forma financial information. **
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2017.

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2017.

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2016.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

(c)	Shell company transactions.
Not Applicable.

(d)	Exhibits.

Number	Description of Exhibit
2.1	Purchase and Sale Agreement, dated November 3, 2016, between WHLR-JANAF, LLC, JANAF Shopping Center, LLC, JANAF Shops, LLC, JANAF HQ, LLC and JANAF Crossings, LLC.***
2.2	First Amendment to Purchase and Sale Agreement, dated December 2, 2016.
2.3	Second Amendment to Purchase and Sale Agreement, dated January 6, 2017.
2.4	Third Amendment to Purchase and Sale Agreement, dated January 9, 2017.
2.5	Fourth Amendment to Purchase and Sale Agreement, dated January 11, 2017.
2.6	Fifth Amendment to Purchase and Sale Agreement, dated January 13, 2017.
2.7	Sixth Amendment to Purchase and Sale Agreement, dated February 3, 2017.
2.8	Seventh Amendment to Purchase and Sale Agreement, dated March 6, 2017.
2.9	Eighth Amendment to Purchase and Sale Agreement, dated March 7, 2017.
2.10	Ninth Amendment to Purchase and Sale Agreement, dated March 8, 2017.
2.11	Tenth Amendment to Purchase and Sale Agreement, dated June 9, 2017.
2.12	Eleventh Amendment to Purchase and Sale Agreement, dated October 17, 2017.
2.13	Twelfth Amendment to Purchase and Sale Agreement, dated November 9, 2017.
2.14	Thirteenth Amendment to Purchase and Sale Agreement, dated November 30, 2017.
2.15	Fourteenth Amendment to Purchase and Sale Agreement, dated December 19, 2017.
23.1	Consent of Cherry Bekaert LLP.
99.1	Statements of Revenues and Certain Operating Expenses of JANAF.
99.2	Unaudited Pro Forma Condensed Consolidated Financial Information.
99.3	Press release, dated January 9, 2018, announcing the agreement to acquire JANAF.
99.4	Press release, dated January 9, 2018, announcing launch of Series D Preferred Stock follow-on offering.

*	Filed as Exhibit 99.1 and incorporated herein by reference.

**	Filed as Exhibit 99.2 and incorporated herein by reference.

***
Certain schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

EXHIBIT INDEX

Number	Description of Exhibit

2.1	Purchase and Sale Agreement, dated November 3, 2016, between WHLR-JANAF, LLC, JANAF Shopping Center, LLC, JANAF Shops, LLC, JANAF HQ, LLC and JANAF Crossings, LLC.
2.2	First Amendment to Purchase and Sale Agreement, dated December 2, 2016.
2.3	Second Amendment to Purchase and Sale Agreement, dated January 6, 2017.
2.4	Third Amendment to Purchase and Sale Agreement, dated January 9, 2017.
2.5	Fourth Amendment to Purchase and Sale Agreement, dated January 11, 2017.
2.6	Fifth Amendment to Purchase and Sale Agreement, dated January 13, 2017.
2.7	Sixth Amendment to Purchase and Sale Agreement, dated February 3, 2017.
2.8	Seventh Amendment to Purchase and Sale Agreement, dated March 6, 2017.
2.9	Eighth Amendment to Purchase and Sale Agreement, dated March 7, 2017.
2.10	Ninth Amendment to Purchase and Sale Agreement, dated March 8, 2017.
2.11	Tenth Amendment to Purchase and Sale Agreement, dated June 9, 2017.
2.12	Eleventh Amendment to Purchase and Sale Agreement, dated October 17, 2017.
2.13	Twelfth Amendment to Purchase and Sale Agreement, dated November 9, 2017.
2.14	Thirteenth Amendment to Purchase and Sale Agreement, dated November 30, 2017.
2.15	Fourteenth Amendment to Purchase and Sale Agreement, dated December 19, 2017.
23.1	Consent of Cherry Bekaert LLP.
99.1	Statements of Revenues and Certain Operating Expenses of JANAF.
99.2	Unaudited Pro Forma Condensed Consolidated Financial Information.
99.3	Press release, dated January 9, 2018, announcing the agreement to acquire JANAF.
99.4	Press release, dated January 9, 2018, announcing launch of Series D Preferred Stock follow-on offering.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:	/s/ Jon S. Wheeler
Jon S. Wheeler
Chairman and Chief Executive Officer
Dated: January 9, 2018